UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 5, 2025

Cellectar Biosciences, Inc.

(Exact Name of Registrant as Specified in its Charter)

Delaware	1-36598	04-3321804
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

100 Campus Drive, Florham Park, NJ, 07932

(Address of Principal Executive Offices) (Zip Code)

(608) 441-8120

(Registrant’s Telephone Number, Including Area Code)

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.00001 per share	CLRB	NASDAQ

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule 12b-2 of the Securities Exchange Act of 1934.

☐ Emerging growth company

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01	Entry into a Material Definitive Agreement.

On June 5, 2025, Cellectar Biosciences, Inc., a Delaware corporation (the “Company”), entered into warrant exercise inducement offer letters (the “Inducement Letters”) for the immediate exercise of certain outstanding warrants to purchase an aggregate of 8,301,322 shares of common stock, issued by the Company on June 5, 2020, October 25, 2022 and July 21, 2024 (the “Existing Warrants”), at a reduced exercise price of $0.3041 per share, with the holders of the Existing Warrants. The closing of the offering is expected to occur on or about June 6, 2025, subject to satisfaction of customary closing conditions.

The shares of common stock underlying the Existing Warrants have either been registered pursuant to the registration statement on Form S-1 filed with the Securities and Exchange Commission (the “SEC”) on May 8, 2020, as amended (File No, 333-238132), or registered for resale pursuant to either the registration statement on Form S-1 filed with the SEC on November 23, 2022 (File No. 333-268544) or the registration statement on Form S-1 filed with the SEC on January 29, 2025 (File No. 333-284580).

The above description of the Inducement Letters is qualified in its entirety by reference to the form of Inducement Letter, which is filed as Exhibit 10.1 to this Current Report on Form 8-K and incorporated herein by reference.

Item 3.02	Unregistered Sales of Equity Securities.

The Company is issuing the shares of common stock upon exercise of the Existing Warrants issued on October 25, 2022 and July 21, 2024 pursuant to the exemption from the registration requirements of the Securities Act of 1933, as amended (the “Securities Act”), available under Section 4(a)(2) of the Securities Act.

Item 3.03	Material Modifications to Rights of Security Holders.

The disclosure set forth under Item 1.01 of this Current Report on Form 8-K is incorporated herein by reference into this Item 3.03 in its entirety.

Item 7.01	Regulation FD Disclosure

On June 5, 2025, the Company issued a press release announcing transaction described in Item 1.01. A copy of the press release is furnished as Exhibit 99.1 and is incorporated by reference herein.

Item 9.01	Financial Statements and Exhibits.

Exhibit Number	Description
10.1	Form of Inducement Letter
99.1	Press Release, dated June 5, 2025
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CELLECTAR BIOSCIENCES, INC.

Date: June 5, 2025	By:	/s/ Chad J. Kolean
Chad J. Kolean
Chief Financial Officer